UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 29, 2005

Date of Report (Date of Earliest Event Reported)

Commission file number  –  2-63322

INTERNATIONAL SHIPHOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

36-2989662

(State or other jurisdiction of

(I.R.S. Employer Identification Number)

 incorporation or organization)

650 Poydras Street

New Orleans, Louisiana

 70130

                (Address of principal executive offices)

(Zip Code)

(504) 529-5461

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ]  Written communications pursuant to Rule 425 under the Securities Act

 [ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

 [ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.02(c)

The Company publicly announced today that on April 26, 2005, the Board of Directors appointed Manuel G. Estrada as Vice President and Chief Financial Officer and Ada Pratt Boutchard as Vice President and Controller, with the appointment to take effect July 1, 2005.  As previously reported, Gary L. Ferguson will retire from his position as Vice President and Chief Financial Officer effective June 30, 2005.

Mr. Estrada, age 50, has been employed by the Company for 27 years and since 1996 has served as Vice President and Controller.  Ms. Boutchard, age 37, has been with the Company since 1991.  She has served as Director of Internal Audit since 1999 and previously served as Assistant Controller.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL SHIPHOLDING CORPORATION

/s/ Erik F. Johnsen

_____________________________________________

Erik F. Johnsen

Chairman of the Board

Date	June 29, 2005

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